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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of Earliest Event Reported)      April 16,1999
                                                          ----------------------

                           InnSuites Hospitality Trust
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             (Exact Name of Registrant as Specified in its Charter)


                                      Ohio
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                 (State or Other Jurisdiction of Incorporation)


         001-07062                                      34-6647590
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  (Commission File Number)                  (I.R.S. Employer Identification No.)


           InnSuites Hotels Centre
 1625 E. Northern Avenue, Suite 201, Phoenix, Arizona                  85020
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    (Address of Principal Executive Offices)                         (Zip Code)



                                 (602) 944-1500
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              (Registrant's Telephone Number, Including Area Code)




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          (Former Name or Former Address, if Changed Since Last Report)






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Item 4. Changes in Registrant's Certifying Accountant.

On April 16, 1999, InnSuites Hospitality Trust (the "Trust") and the accounting firm of KPMG LLP ("KPMG") signed a letter of engagement whereby KPMG agreed to perform an audit of the Trust for the fiscal year ended January 31, 1999 and to thereafter continue as the principal independent auditor of the Trust and its affiliates. The appointment of KPMG as the principal independent auditor of the Trust was approved by the Audit Committee of the Board of Trustees of the Trust on April 16, 1999.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           InnSuites Hospitality Trust
                                           (Registrant)

Dated: April 22, 1999             By:      /s/ James F. Wirth
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                                  Name:    James F. Wirth
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                                  Title:   Chief Executive Officer and President
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